FINANCE COSTS	12 Months Ended
Dec. 31, 2022
Finance Costs [Abstract]
FINANCE COSTS	FINANCE COSTS

		Years ended December 31
(In millions of dollars)	Note	2022	2021

Interest on borrowings		907	745
Interest on Shaw senior note financing		447	—

Total interest on borrowings [1]	21	1,354	745
Interest earned on restricted cash and cash equivalents		(235)	—

Interest on borrowings, net		1,119	745
Interest on lease liabilities	8	80	74
Interest on post-employment benefits liability	23	(1)	14
Loss on foreign exchange		127	10
Change in fair value of derivative instruments		(126)	(6)
Capitalized interest		(29)	(17)
Deferred transaction costs and other		63	29

Total finance costs		1,233	849
[1] Interest on borrowings includes interest on short-term borrowings and on long-term debt.

FOREIGN EXCHANGE AND CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS
We recognized $127 million in net foreign exchange losses in 2022 (2021 - $10 million in net losses). These losses were primarily attributed to our US$1 billion senior notes due 2025 (see note 21) and our US CP program borrowings (see note 17).

These foreign exchange losses were offset by the $126 million gain related to the change in fair value of derivatives (2021 - $6 million gain) that was primarily attributed to the debt derivatives, which were not designated as hedges for accounting purposes, we used to substantially offset the foreign exchange risk related to these US dollar-denominated borrowings.